UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2021

Commission File Number: 000-52369

FitLife Brands, Inc.
 (Exact name of registrant as specified in its charter.)

Nevada	20-3464383
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

5214 S. 136th Street, Omaha, Nebraska 68137
(Address of principal executive offices)

402-333-5260
 (Registrant's Telephone number)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	FTLF	OTC Pink Marketplace

Item 8.01 Other Events.

On February 1, 2021, the Board of Directors (the "Board") of FitLife Brands, Inc. (the "Company") approved an amendment the Company’s share repurchase program as approved on August 16, 2019, and as amended on September 23, 2019, and further amended on November 6, 2019, pursuant to which the Board authorized management to repurchase of up to $2,500,000 of the Company's common stock, par value $0.01 per share ("Common Stock"), over the next 24 months (the "Share Repurchase Program"), which Share Repurchase Program was previously reported on the Company's Current Reports on Form 8-K filed August 20, 2019, and the amendments thereto on the Company's Current Report on Form 8-K filed September 26, 2019, and Quarterly Report on Form 10-Q filed November 12, 2019. The Board approved an amendment to the Share Repurchase Program to increase the repurchase of up to $5,000,000 of the Company's Common Stock, its Series A Convertible Preferred Stock, par value $0.01 per share ("Series A Preferred"), warrants to purchase shares of the Company's Common Stock ("Warrants"), and other securities issued by the Company ("Securities"), over the next 24 months, at a purchase price, in the case of Common Stock, equal to the fair market value of the Company's Common Stock on the date of purchase, and in the case of Series A Preferred, Warrants, and Securities, at a purchase price determined by management, with the exact date and amount of such purchases to be determined by management.

The Company intends to conduct its Share Repurchase Program in accordance with all applicable securities laws and regulations, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended. Repurchases may be made at management's discretion from time to time on the open market or through privately negotiated transactions at current market prices. The Company may suspend or discontinue the Share Repurchase Program at any time, and may thereafter reinstitute purchases, all without prior announcement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FitLife Brands, Inc.
February 5, 2021	/s/ Dayton Judd Dayton Judd Chief Executive Officer